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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  MAY 28, 2002


                               MRO SOFTWARE, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




        MASSACHUSETTS                 0-23852                  04-2448516
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(State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)             File Number)           Identification No.)


                       100 CROSBY DRIVE, BEDFORD, MA 01730
              -----------------------------------------------------
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (781) 280-2000


                      Project Software & Development, Inc.
                                  (Former Name)

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ITEM 5. OTHER EVENTS.

Acquisition of MainControl, Inc.
--------------------------------

On May 28, 2002, the Company announced its intention to acquire MainControl, Inc., a privately held company engaged in the business of providing information technology (IT) asset management solutions. The closing of the acquisition is expected to occur on or before June 18, 2002, and is subject to the satisfaction of certain conditions.

A copy of the Company's press release announcing the proposed acquisition is attached hereto.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) EXHIBITS.

            99    Press Release issued by the Company on May 28, 2002.





SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 6, 2002                   MRO SOFTWARE, INC.


                                      /s/ Craig Newfield
                                      -------------------------------------
                                      By:  Craig Newfield
                                      Title:  V.P., General Counsel & Clerk






                                  EXHIBIT INDEX
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EXHIBIT
NUMBER     DESCRIPTION OF EXHIBIT
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 99        Press Release issued by the Company on May 28, 2002.